ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20080778994-64
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/01/2008 11:15 AM
	Entity Number E0277532007-7

Certificate to Accompany Restated Articles or Amended and Restated Articles

(PURSUANT TO NRS)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation

(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)

(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

Octavian Global Technologies, Inc.

2. The articles are being ☐ **Restated** or ☒ **Amended and Restated** (check only one). Please entitle your attached articles **"Restated" or "Amended and Restated,"** accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

- ☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on ______ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
- ☐ The entity name has been amended.
- ☒ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☒ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☒ Articles have been added.
- ☐ Articles have been deleted.
- ☐ Other. The articles or certificate have been amended as follows (provide article numbers, if available):

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
of
OCTAVIAN GLOBAL TECHNOLOGIES, INC.

Pursuant to the provisions of Nevada Revised Statutes, Title 7, Chapter 78, the undersigned officer of Octavian Global Technologies, Inc. (the "Corporation"), organized under the laws of the State of Nevada, does hereby certify that the following is the entire text of the Articles of Incorporation of the Corporation as heretofore amended and as hereby restated, and that the Board of Directors of the Corporation adopted resolutions to amend and restate the Corporation's Articles of Incorporation by written consent on November 12, 2008 as follows:

ARTICLE ONE: The name of the corporation (hereinafter called the "Corporation") is Octavian Global Technologies, Inc.

ARTICLE TWO: The name of the Resident Agent in the State of Nevada is CSC Services of Nevada, Inc.

ARTICLE THREE: The Corporation is authorized to issue two classes of shares to be designated Common Stock ("Common Stock") and Preferred Stock ("Preferred Stock"). The total number of shares of capital stock that the Corporation is authorized to issue is one hundred and sixty million (160,000,000). The total number of shares of Common Stock the Corporation shall have authority to issue is one hundred and fifty million (150,000,000). The total number of shares of Preferred Stock the Corporation shall have authority to issue is ten million (10,000,000). The Common Stock and Preferred Stock shall have a par value of $.001 per share.

The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any shares of the Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for such series:

(1) The number of its shares, which may thereafter (unless forbidden in the resolution or resolutions providing for such issue) be increased or decreased (but not below the number of shares of the series then outstanding) pursuant to a subsequent resolution of the Board of Directors;

(2) The voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers; and

(3) The designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof.

In furtherance of the foregoing authority and not in limitation of it, the Board of Directors is expressly authorized, in the resolution or resolutions providing for the issue of a series of Preferred Stock:

(1) To subject the shares of such series, without the consent of the holders of such shares, to being converted into or exchanged for shares of another class or classes of stock of the Corporation, or to being redeemed for cash, property or rights, including securities, all on such conditions and on such terms as may be stated in such resolution or resolutions; and

(2) To make any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of the shares of the series dependent upon facts ascertainable outside these Amended and Restated Articles of Incorporation.

ARTICLE FOUR: The names and addresses of the Corporation's directors are as follows:

Harmen Brenninkmeijer
1-3 Bury Street Guildford Surrey, GU2 4AW
UNITED KINGDOM

Peter Moffitt
1-3 Bury Street Guildford Surrey, GU2 4AW
UNITED KINGDOM

Peter Brenninkmeijer
1-3 Bury Street Guildford Surrey, GU2 4AW
UNITED KINGDOM

ARTICLE FIVE: The purpose of the Corporation is to engage in any lawful act or activity not in conflict with the laws of the State of Nevada.

ARTICLE SIX: The Corporation shall, to the fullest extent permitted by Nevada Revised Statutes Section 78.751, as the same may be amended, supplemented or replaced from time to time, indemnify any and all persons whom it shall have power to indemnify under said Section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said Section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which one indemnified hereunder may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. Pursuant to said Section 78.751, the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation.

ARTICLE SEVEN: A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Nevada Revised Statutes as the same exist or may hereafter be amended. Any amendment, modification or repeal

of the foregoing sentence by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

The number of shares of the Corporation outstanding and entitled to vote on an amendment to and restatement of the Articles of Incorporation are thirty nine million, one hundred and forty-seven thousand, seven hundred and fourteen (39,147,714) shares of Common Stock. The foregoing amendment and restatement has been consented to and approved by a majority vote of the stockholders holding at least a majority of the Common Stock outstanding and entitled to vote thereon.

IN WITNESS WHEREOF, the undersigned officer has hereunto subscribed his name this 13th day of November, 2008

Harmen Brenninkmeijer
Chief Executive officer

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Acceptance of Appointment by Registered Agent:

In the matter of OCTAVIAN GLOBAL TECHNOLOGIES, INC.
Name of Business Entity

I, CSC SERVICES OF NEVADA, INC.
Name of Registered Agent

am a: (complete only one)

a) [X] commercial registered agent listed with the Nevada Secretary of State,

b) [ ] noncommercial registered agent with the following address for service of process:

Street Address	City	Nevada	Zip Code
Mailing Address (if different from street address)	City	Nevada	Zip Code

and hereby state that on 12/1/2008 (Date) I accepted the appointment as registered agent for the above named business entity.

Signature:

X [signature]
Authorized Signature of R. A. or On Behalf of R. A. Company

12/1/08
Date